Exhibit 10.33

AIU Insurance Company	American International Companies
American Home Assurance Company	Principal Bond Office
Granite State Insurance Company	175 Water Street, 6th Floor
Illinois National Insurance Company	New York, N.Y. 10038
The Insurance Company of the State of Pennsylvania
National Union Fire Insurance Company of Pittsburgh, PA
New Hampshire Insurance Company
Commerce and Industry Insurance Company
Commerce and Industry Insurance Company of Canada

CONTINUING AGREEMENT OF INDEMNITY MISCELLANEOUS SURETY BONDS

THIS AGREEMENT is made by the undersigned for the continuing benefit of AIU Insurance Company, American Home Assurance Company, Granite State Insurance Company, Illinois National Insurance Company, The Insurance Company of the State of Pennsylvania, National Union Fire Insurance Company of Pittsburgh, Pa, New Hampshire Insurance Company, Commerce and Industry Insurance Company, Commerce and Industry Insurance Company of Canada (hereinafter referred to collectively as the "SURETY") for the purpose of saving each and all of them harmless and indemnifying each and all of them from all loss and expense in connection with any Bonds executed on behalf of any one or more of the following persons, firms or corporations:

Labor Ready, Inc.

(hereinafter referred to as Applicant).

WITNESSETH,

WHEREAS, the Applicant; individually; jointly with others or on behalf of any of its subsidiaries, affiliates or divisions or their subsidiaries, affiliates or divisions now in existence or hereafter formed or acquired; or on behalf of individuals, partnerships or corporations, may desire or be required from time to time to give certain bonds, undertakings, or instruments of guarantee (all of which will hereinafter be included within the term "BOND" OR "BONDS"), and

WHEREAS, upon the express condition that this instrument be executed, the Surety has executed or procured the execution of, or may from time to time hereafter execute or procure the execution of such Bonds, and the Surety may continue the Bond or Bonds heretofore executed and may forebear cancellation of such Bonds;

NOW, THEREFORE, in consideration of the execution of any such bond or bonds or the forbearance of cancellation of existing Bonds and as an inducement to such execution or forbearance, we, the Undersigned, agree and bind ourselves, our heirs, executors, administrators, successors and assigns, jointly and severally, as follows:

FIRST: To pay to the Surety in advance upon the execution of each Bond the initial premium computed in accordance with the rates currently charged by the Surety at the time such Bond is executed and the Undersigned will also pay all renewal or additional premiums computed and such rates until proof is furnished satisfactory to the Surety of its discharge from all liability under such Bond.

SECOND: To indemnify, and keep indemnified, and hold and save harmless the Surety against all demands, claims, loss, costs, damages, expenses and attorneys' fees whatever, and any and all liability therefore, sustained or incurred by the Surety by reason of executing or procuring the execution of any said Bond or Bonds, or any other Bonds, which may be already or hereafter executed for or at the request of the Undersigned, or renewal or continuation thereof, or sustained or incurred by reason of making any investigation on account thereof, prosecuting or defending any action brought in connection therewith, obtaining a release therefrom, recovering or attempting to recover any salvage in connection therewith or enforcing by litigation or otherwise any of the agreements herein contained. Payment of amounts due Surety hereunder together with legal interest shall be payable upon demand.

THIRD: That if Surety shall be required or shall deem it reasonably necessary to set up a reserve in any amount to cover any claim, demand, liability, expense, suit, order, judgment or adjudication under or on any Bond or Bonds, to immediately upon demand deposit with Surety an amount of money sufficient to cover such reserve and any increase thereof, at anytime, in payment or compromise of any liability, claims, demands, judgment, damages, fees and disbursements or other expenses; and the Undersigned, in the event of their failure to comply with such demand, hereby authorize and empower any attorney of any court of record of the United States or any of its territories or possessions, to appear for them or any of them in any suit by Surety and to confess judgment against them or any of them for any sum or sums of money up to the amount of any or all Bond or Bonds with costs, interest and reasonable attorney’s fees; such judgment, however to be satistied upon the payment of any and all such sums as may be found due by the Undersigned to Surety under the terms of this agreement. The authority to confess judgment as set forth herein shall not be exhausted by any one exercise thereof, but may be exercised from time to time and more than one time until all liability of the Undersigned to Surety shall have been paid in full. Demand shall be sufficient if sent by registered or certified mail to the Undersigned at the address or addresses given herein or last known to Surety, whether or not actually received. The Surety shall notify the Undersigned in writing of its intent to seek a confession of judgement against the Undersigned three days prior to going to court and said notice shall contain the time, date and place in which the confession of judgment will be sought . Furthermore, notice shall be sufficient if sent by registered or certified mail, facsimile transmission, or electronic mail to the Undersigned at the address or addresses given herein or last known to the Surety and in no way is proof of receipt necessary prior to the Surety commencing with said confession of judgement.

FOURTH: All collateral security held by or assigned to the Surety may be used by the Surety at anytime in payment of any claim, loss or expense which the Undersigned have agreed to pay hereby, whether or not such claim, loss or expense arises out of or in connection with such Bond under which such collateral is held. The Surety may sell or realize upon any or all such collateral security, at public or private sale, with or without notice to the Undersigned or any of them, and with the right to be purchaser itself at any public sale, and shall be accountable to the Undersigned only for such surplus or remainder of such collateral security or the proceeds thereof as may be in the Surety's possession after it has been fully indemnified as in this agreement provided. The Surety shall not be liable for decrease in value or loss or destruction of or damage to such security, however caused.

FIFTH: The Surety shall have the right, at its option and in its sole discretion;

(a)	To deem this Agreement breached should the Applicant become involved in any agreement or proceeding of liquidation, receivership, or bankruptcy, voluntarily or involuntarily, or should the Applicant, if an individual, die, be convicted of a felony, become a fugitive from justice, or for any reason disappear and cannot immediately be found by the Surety by use of usual methods.

(b)	To adjust, settle or compromise any claim, demand, suit or judgment upon said Bond or Bonds, or any of them, unless the Undersigned shall request in writing the Surety to litigate such claim or demand, or defend such suit, or appeal from such judgment, and shall deposit with the Surety, at the time of such request, cash or collateral satisfactory to the Surety in kind and amount to be used in paying any judgment or judgments rendered with interest, costs and attorneys' fees.

All damage, loss or expense of any nature which the Surety may incur under section FIFTH shall be borne by the Undersigned.

SIXTH: Each of the Undersigned expressly consent that in the event of any action against the Surety arising out of its execution of such Bond or Bonds which is not handled pursuant to the provisions of Section FIFTH subparagraph (b), the Surety shall have the right to apply to the Court in which such action is brought for an order making any one or more of them defendants and hereby further consent to the granting of such application for making such order and agree to become parties defendant.

SEVENTH: The Surety shall have the exclusive right for itself and for the Undersigned to decide and determine whether any claim, demand, suit or judgment upon said Bond or Bonds shall, on the basis of liability, expediency or otherwise, be paid, settled, defended or appealed, and its determination shall be final, conclusive and binding upon the Undersigned (except as provided in Section FIFTH (b) hereof); and any loss, costs, charges, expense or liability thereby sustained or incurred, as well as any and all disbursements on account of costs, expenses, and attorneys' fees, deemed necessary or advisable by the Surety, shall be borne and paid immediately by the Undersigned, together with legal interest. In the event of any payment, settlement, compromise or investigation, an itemized statement of the payment, loss, costs, damages, expenses or attorneys' fees, sworn to by any officer of the Surety or the voucher or vouchers or other evidence of such payment, settlement or compromise shall be prima facie evidence of the fact and extent of the liability of the Undersigned to the Surety in any claim or suit hereunder and in any and all matters arising between the Undersigned and the Surety.

EIGHTH: Until the Surety shall have been furnished with competent legal evidence of its discharge without loss from any and all Bonds, the Surety shall have the right at all times to free access to the books, records and accounts of each of the Undersigned for the purpose of examining the same. Each of Undersigned hereby authorizes and requests any and all depositories in which funds of any of the Undersigned may be deposited to furnish to the Surety the amount of such deposits as of any date requested and any person, firm or corporation doing business with the Undersigned is hereby authorized to furnish any information requested by the Surety concerning pity transaction. The Surety may furnish copies of any and all statements, agreements and financial statements and any information which it now has or may hereafter obtain concerning each of the Undersigned, to other persons or companies for the purpose of procuring co-suretyship or reinsurance or of advising interested persons or companies.

NINTH: Each of the Undersigned does hereby waive all right to claim any property, including homestead as exempt from levy, execution, sale or other legal process under the law of any state, province or other government as against the rights of the surety to proceed against the same for indemnity hereunder. The Undersigned hereby waive all notice of any default or any other act or acts giving rise to any claim under any said Bond or Bonds, and waive notice of any and all liability of the Surety under any said Bond or Bonds or any and all liability on the part of the Undersigned to the effect and end, that each of the Undersigned shall be and continue liable to the Surety hereunder notwithstanding any notice of any kind to which the Undersigned might have been or be entitled and notwithstanding any defenses which the Undersigned might have been or entitled to make.

TENTH: The Surety shall have every right and remedy which a personal surety without compensation would have, including the right to secure its discharge from the suretyship, and nothing herein contained shall be considered or construed to waive, abridge or diminish any right or remedy which the Surety might have if this instrument were not executed. The Undersigned will, on request of the Surety procure the discharge of the Surety from any bonds, and all liability by reason thereof. Separate suits may be brought hereunder as causes of action may accrue, and the pendency or termination of any such suit shall not bar any subsequent action. The Surety shall be notified immediately by the Undersigned of any claim or action which may result in a claim against the Surety, such notice to be given by registered mail to the Surety at its Home Office, In the event of legal proceedings against the Surety, upon or on account of any said Bond or Bonds, the Surety may apply for a court order making any or all of the Undersigned parties defendants, and such Undersigned hereby consents to the granting of such application and agrees to become such a party defendant and to allow judgment, in the event of judgment against the Surety, to be rendered also against such Undersigned in like amount and in favor of the Surety, if the Surety so desires.

ELEVENTH: The Surety may decline to execute any Bond herein applied for and it shall not be liable to the Undersigned and the Undersigned shall make no claim for any damages alleged to arise from such declination nor shall it be liable to the Undersigned should its Bond or Bonds not be accepted. Furthermore, the Surety shall have the absolute right to cancel any Bond in accord with any cancellation provision contained therein, to procure its release from any Bond under any law for the release of sureties: and the Surety is hereby released from any liability for expense, cost of damage alleged to be sustained by the Undersigned by reason of such cancellation or release of bond obligation.

TWELFTH: The Agreement shall, in all its terms and agreements, be for the benefit of and protect any person or company joining with the Surety in executing said Bond or Bonds, or any of them or executing at the request of the Surety said Bond or Bonds, or any of them as well as any company or companies assuming co-suretyship or reinsurance thereon.

THIRTEENTH: The Undersigned warrant that each of them is specifically and beneficially interested in the obtaining of each Bond. Failure to execute, or defective execution, by any party, shall not affect the validity of this obligation as to any other. party executing the same and each such other party shall remain fully bound and liable hereunder. Invalidity of any portion or provision of this Agreement by reason of the laws of any state or for any other reason shall not render the other provisions or portion hereof invalid. Execution of any application for any Bond by the Applicant, or of any other indemnity agreement by any Undersigned for the Applicant shall in no way abrogate, waive or diminish any rights of Surety under this Agreement. The undersigned acknowledge that the execution of this Agreement and the undertaking of indemnity was not made in reliance upon any representation concerning the financial responsibility of any Undersigned, or concerning the competence of the Applicant to perform.

FOURTEENTH: Each of the Undersigned expressly recognizes and covenants that this Agreement is a continuing obligation applying to and indemnifying the Surety as to any and all Bonds (whether or not covered by any application signed by Applicant-such application to be considered between the parties hereto as merely supplemental to this Continuing Agreement of Indemnity) heretofore or hereafter executed by Surety on behalf of Applicant (whether acting alone or as a Co-venturer) until this Agreement shall be canceled in the manner hereinafter provided. Any of the Undersigned may notify the Surety at its Home Office, of such Undersigned's withdrawal from this Agreement; such notice shall be sent by certified or registered mail and shall state when, not less than thirty days after receipt of such notice by the Surety, such withdrawal shall be effective. Such ,Undersigned will not be liable under this Agreement as to any Bonds executed by the Surety after the effective date of such notice; provided, that as to any and all such Bonds executed or authorized by the Surety prior to effective date of such notice and as to all, and all renewals, continuations and extensions thereof or substitutions, therefore, regardless of when the same are executed, such Undersigned shall be and remain fully liable hereunder, as if said notice had not been served. Such withdrawal by any Undersigned shall in no way affect the obligation of any other Undersigned who has given no such notice of termination.

FIFTEENTH: The Surety shall have the right, and is hereby authorized and empowered but not required: (a) To increase or decrease the penalty or penalties of any such Bond or Bonds, to change the obligee or obligees therein, to execute any continuations, enlargements, modifications and renewals thereof or substitute therefore with the same or different conditions, provisions and obligees, and with the same or larger or smaller penalties, it being agreed that this instrument shall apply to and cover such new or changed bonds or renewals even though the consent of the Surety may or does substantially increase the liability of the Applicant and the Undersigned; (b) to take such steps as it may deem necessary or proper to obtain release from liability under any such Bond or Bonds.

SIXTEENTH: The foregoing indemnity shall apply as to all Bonds as aforesaid unless the Undersigned herein shall specifically designate in this paragraph the Bond to which his indemnity shall be limited and affix his signature following that designation.

BOND DESCRIPTION:                   N/ A
SIGNATURE:                N/A

SEVENTEENTH: The Surety shall be entitled to enforce the obligations hereof directly against any and all Undersigned without the necessity of first proceeding against the Applicant.

EIGHTEENTH: This Agreement or a carbon, photographic, xerographic or other reproduction or copy of this Agreement shall constitute a Security Agreement to Surety and also a Financing Statement, both in accordance with the provisions of the Uniform Commercial Code of every jurisdiction wherein such Code is in effect, but the filing or recording of this Agreement shall be solely at the option of Surety and the failure to do so shall not release or impair any of the obligations of the Applicant or the Undersigned under this Agreement or otherwise arising, nor shall such failure be in any manner in derogation of the rights of Surety under this Agreement or otherwise.

NINETEENTH: The rights of indemnification of each Surety signatory to this Agreement shall be individual and not joint with those of the other signatory Sureties as respects any bond issued by it, to any Applicant and shall be enforceable against the Undersigned as to any and all bonds issued to any Applicant hereunder.

TWENTIETH: PLACE IN FUNDS – Where under the terms of any Bond or Bonds the surety is required to make payment upon receipt of a first written or simple demand without proof or condition, the Undersigned will immediately upon the Surety's first written request or simple demand (which shall be conclusive evidence that such sums is due and payable) pay to the Surety or place with the Surety (subject to the Bond amount and additional costs or liquidated damages, if any) the sum required to make such payment without any question or delay and whether or not such demand is in the Undersigned's opinion a proper demand.

Signed, sealed and dated this 6th day of April, 2000.

Labor Ready, Inc.	Attest:

By /s/ Joseph P. Sambataro	/s/ Ronald L. Junckl
Joseph P. Sambataro, Executive Vice	Ronald L. Junck, General Counsel and
President, CFO and Treasurer	Secretary